Exhibit 99.1 Building a Leading ENT / Allergy Specialty Company Corporate Presentation June 4, 2019

Forward-Looking Statements This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include (among others) statements relating to: potential benefits of XHANCE® and our EDS technology; XHANCE market opportunities; potential drivers of future XHANCE growth; effects of XHANCE sales force expansion, 7-day samples and patient affordability programs; market access objectives; future business development; key priorities; potential effects of INS market seasonality on XHANCE prescriptions; the conduct and timing of clinical trials for chronic sinusitis; potential to obtain an indication for XHANCE for the treatment of chronic sinusitis; and other statements regarding our future operations, financial performance, prospects, intentions, objectives and other future events. Forward-looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated by such forward-looking statements including, among others: physician and patient acceptance of XHANCE; our ability to obtain, maintain and increase insurance coverage for XHANCE (market access); our ability to grow XHANCE prescriptions and become profitable; uncertainties and delays relating to the initiation, enrollment, completion and results of clinical trials; market opportunities for XHANCE may be smaller than we believe; unexpected costs and expenses; and the risks, uncertainties and other factors discussed in the “Risk Factors” section and elsewhere in our most recent Form 10-K and Form 10-Q filings with the Securities and Exchange Commission – which are available at http://www.sec.gov. As a result, you are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of this presentation, and we undertake no obligation to update such forward-looking statements, whether as a result of new information, future developments or otherwise. 2

Building a Leading ENT/Allergy Specialty Company 3

Chronic Rhinosinusitis (CRS) is an Attractive Market for XHANCE…with High Unmet Need

30 Million
US Adults suffer from CRS and up to 10 million of them have nasal polyps (NP)

9.75 Million
CRS patients seek physician care annually

3.5 Million
CRS patients treated by ENT/Allergy specialists

1.2 Million
NP patients treated by ENT/Allergy specialists

High Burden

- Disease persists for many years
- Significant quality of life impact (comparable to CHF, COPD, Angina)

Recognized Unmet Need

- **80% of patients** are frustrated with lack of symptom relief with standard inhaled nasal steroids (INS)
- **75% of physicians** believe INS nasal sprays do not work well because they do not sufficiently reach site of inflammation

Source: Palmer J et al . A cross-sectional population-based survey of the prevalence, disease burden, and characteristics of the US adult population with symptoms of chronic rhinosinusitis (CRS). Poster session presented at: 62nd Annual Meeting of the American Rhinologic Society; September 16-17, 2016; San Diego, CA. Optinose Market Research. Data on file.

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optinose®

Breakthrough Approach to Nasal Delivery SOLVES A KNOWN MEDICAL PROBLEM WITH A UNIQUE APPROACH Problem: Solution: Nasal sprays and aerosols do not effectively place drug Unique new concept for delivery gets medicine where it high and deep in the nasal passages needs to be to work Drug Proprietary exhalation delivery systems (EDS) have a mouthpiece released Pressure • into balances and sealing nosepiece airflow Soft palate • Exhaled air passes through the EDS and drug is added closes • Delivery takes advantage of natural behaviors of the upper airways Blow into device − Exhaled breath naturally seals the soft palate then flows in one side and Press bottle up to open device valve then out the opposite side of the nose and actuate • Simple, quick use with limited coordination requirements • “Positive pressure” delivery expands narrow passages − Helps “float” drug behind barriers to broadly fill one side of the nasal cavity • Drug is deposited high and deep in the nasal passages 5

Optinose EDS Can Deliver Drug High & Deep in the Nose KEY TO TREATING CRS (W OR W/OUT POLYPS) Optinose EDS w/Exhalation Sinus drainage regions are key treatment targets Nasal Spray w/o Exhalation Intranasal steroids are TOPICALLY ACTING medications: Delivery to sites of chronic inflammation and nasal polyp origin is important 6

Differentiated Clinical Profile Global Clinical Program Key Highlights Trial Type N Sites Significant benefit on all four defining symptoms of CS Phase 3 323 54 NAVIGATE I pivotal Similar improvements in patients with and without nasal polyps Phase 3 323 38 NAVIGATE II Pivotal “Medical” polyp elimination in some patients Phase 3 EXHANCE-3 open-label 700 38 3 month Magnitude of relief comparable to surgery Phase 3 EXHANCE-12 open-label 223 21 12 month Reduction in eligibility for surgery Phase 1 Study 1102 112 2 Approximately 70% of patients reported being “much” bioavailability or “very much” improved 1,500+ Patients 792 CS w/o polyps 780 CS w/ polyps 7

XHANCE Launch Update

Examples of Positive XHANCE Physician Feedback* *Testimonials and images reflect real life experience of those who have reported using XHANCE. However, they are individual results and results do vary. We do not claim that they are typical results that users will generally achieve. 9

Encouraging Feedback From Xperience Patient Survey Patient Responses Prior to Month 2 Refill Total Prior User of Prior User Respondents Flonase / Nasonex Budesonide Rinse (N=2,733) (n=820) (N=175) Patient Satisfaction 89% 90% 90% Experience Symptom Improvement 80% 79% 68% Prefer XHANCE 77% 82% 83% Recommend XHANCE to a Friend 92% 91% 87% Use without Difficulty 95% 95% 94% Note: in the same period that the 2,733 responses were received 402 patients declined 10 the opportunity to respond to the survey to receive a second prescription for a $0 co-pay.

Key Levers to Continue to Drive XHANCE Growth Continued Execution of Strategy (Defined Appropriate Patient Type, Enhanced Efficacy Message & Affordability Program) Sales Force Expansion 7-Day Samples Increase Payer Coverage Direct to Consumer Pilot 11

Deployed Territory Managers to New Territories in April and now Promote XHANCE in 100 Territories Total Albany, NY Albuquerque, NM NEW Baltimore, MD Boston, MA Charleston, SC Columbia, SC Detroit (South), MI Dothan, Al Fort Wayne, IN Grand Rapids, MI Greenville, SC Huntington, WV Jackson, MS Knoxville, TN Memphis, TN Nashville, TN Pittsburgh, PA Portland, OR Providence, RI Stamford, CT Suffolk County, NY 12

XHANCE Prescription Volume Grew 59% in Q1 2019 versus Q4 2018 Continued growth in Q1 2019 driven by promotional materials and patient affordability program rolled out in August/September 2018 XHANCE TRx +59% 25,000 22,490 +50% 20,000 15,000 14,106 9,427 10,000 8,611 5,000 0 Q2 '18 Q3 '18 Q4 '18 Q1 '19 TRx for Intranasal Steroids Market increased 11% from Q3 2018 to Q4 2018 and increased 3% from Q4 2018 to Q1 2019 13 Estimated based on monthly prescription data from public source (IQVIA) and XHANCE preferred pharmacy network.

XHANCE Prescription Volume Grew 19% in April 2019 versus March 2019 April Prescription Trends Aligned with Q4 2018 and Q1 2019 Growth Rates XHANCE TRx +19% 11,000 10,431 10,000 +18% 9,000 8,756 +18% 8,000 7,442 7,000 6,292 6,000 5,000 January February March April 2019 2019 2019 2019 TRx for Intranasal Steroids market decreased 9% from January 2019 to February 2019, increased 13% from February 2019 to March 2019 and increased 5% from March 2019 to April 2019 14 Estimated based on monthly prescription data from public source (IQVIA) and XHANCE preferred pharmacy network.

Chronic Sinusitis Trials Update

XHANCE Chronic Sinusitis Indication (sNDA) Study 3205 - ClinicalTrials.gov Identifier: NCT03781804 . 24-week randomized, double-blind, placebo-controlled, parallel-group, multicenter study . First patient enrolled in Q4 2018 . Estimated enrollment: 378 patients . Focused on successful execution of site initiation plan in Q2 2019 Study 3206 - ClinicalTrials.gov Identifier: NCT03960580 . 24-week randomized, double-blind, placebo-controlled, parallel-group, multicenter study . Trial started in May 2019 . Estimated enrollment: 399 patients . Focused on successful execution of site initiation plan in Q2 2019 Co-primary endpoints for each trial include an objective measure of inflammation and a subjective measure of symptom relief 16

Closing Remarks

Optinose Key Priorities Continue to drive XHANCE® prescription growth Advance our XHANCE clinical program for a follow-on indication for the treatment of Chronic Sinusitis Support our commercial and development objectives through efficient use of capital ■ $171 Million of cash as of March 31, 2019 18

Investor Relations – NASDAQ: OPTN 1 At 31 March 2019: Analyst Coverage – $171 million in cash – Long-term debt: $75 million BMO: Gary Nachman – 41.3 million common shares o/s – 9.6 million options & warrants o/s Jefferies: David Steinberg Cantor Fitzgerald: Brandon Folkes Optinose Investor Contact Jonathan Neely, VP, Investor Relations and Business Operations Piper Jaffray: David Amsellem 267-521-0531 RBC: Randall Stanicky investors@optinose.com www.optinose.com @optinose 1 - Optinose is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Optinose or its management. Optinose does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations. 19

Building a Leading ENT / Allergy Specialty Company Corporate Presentation June 4, 2019